                                  THE UBS FUNDS

                Supplement to Statement of Additional Information
                             dated October 28, 2003

                                                                 January 5, 2004

Dear Investor,

     The purpose of this  supplement to the Statement of Additional  Information
("SAI") is to notify you of changes in the  management  of UBS High Yield  Fund,
UBS U.S. Large Cap Growth Fund, UBS U.S. Small Cap Growth Fund and UBS U.S. Real
Estate Equity Fund (the  "Funds").  The  Investment  Advisor to the Funds is UBS
Global Asset Management (Americas) Inc., an indirect, wholly owned subsidiary of
UBS AG ("UBS"),  and a member of the UBS Global Asset  Management  Division (the
"Advisor").  Prior to December 31, 2003, the Advisor employed its affiliate, UBS
Global Asset  Management  (New York) Inc. to serve as  sub-advisor  to the Funds
(the "Sub-Advisor"). The Sub-Advisor was also a subsidiary of UBS.

     Effective December 31, 2003, the Sub-Advisor  merged with the Advisor,  and
the  Advisor  is  now  solely   responsible  for  managing  the  investment  and
reinvestment of the Funds' portfolios.

     Accordingly,  all  references to the  Sub-Advisor in the SAI are deleted or replaced with the Advisor, as appropriate.

                                                               --Item No. ZS-231